                                  Exhibit 10.7

                         Deferred Compensation Agreement
                       and Promissory Notes (C.E. Justice)

DEFFERED COMPENSATION AGREEMENT


         This Agreement is entered into by and between Lone Star International Energy, Inc., hereinafter referred to as "Employer", and C. E. Justice, 103 Meadow Creek, Weatherford, TX 76086, hereinafter referred to as "Employee", to be effective as of January 7, 1997.

         WHEREAS, effective January 1, 1997, Employee commenced employment with Employer pursuant to an Employment Contract, the terms of which are incorporated herein by this reference; and,

         WHEREAS, the Parties agree that said Employment Contract provides for a compensation level for Employee in the amount of $350,000.00 per annum; and,

         WHEREAS, the Parties agree that Employer is unable to meet the full compensation level provided in the Employment Contract, and Employee acknowledges that this fact was know and accepted by Employee at the time said contract was negotiated and entered into; and,

         WHEREAS, the Parties wish to define the actual cash compensation that will be paid to Employee, and to provide the terms for the deferral of a portion of the compensation required under the Employment Contract.

         NOW THEREFORE, the Parties hereto agree as follows:

Employer agrees to pay and Employee agrees to accept as the cash portion of the compensation, the total of $16,472.88 annually, to be paid over the course of the year as funds are available. Said payments are to made in arrears, in accordance with Employer's normal and customary payroll periods of the 1st and 15th of each month, commencing in January 1997.

The balance of the compensation required under the Employment Contract, being a total of $333,527.12 shall be deferred by Employee, with the obligation of Employer being evidenced by a Note, the form and substance of which is attached hereto as Exhibit "A". The Note covering such deferred compensation shall be issued to Employee at the end of each calendar year, representing the total amount deferred during the Employer's annual accounting period.

It is understood by the Parties, that at such time, and in the event Employer is able to pay the total compensation required under the Employment Contract, the cash compensation may be increased in order to comply with such agreement. The Employee may, however, with the consent of Employer elect to continue the deferral of all or any portion of the required compensation, and to continue to accept a Note Payable by Employer as described herein.
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This Agreement shall be deemed an addendum to the Employment Contract between the Parties, and shall be incorporated therein by this reference. This Agreement may also be amended from time to time to reflect increases in the cash portion of the compensation as may be agreed by the parties.

The laws of the State of Texas shall govern this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement to become effective as herein above first mentioned.

                                       EMPLOYER

                                       Lone Star International Energy, Inc.


                                       -----------------------------------------
                                       Michael D. Herrington, CFO


                                            EMPLOYEE


                                            ------------------------------------
                                            C. E. Justice




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ADDENDUM TO DEFERRED COMPENSATION AGREEMENT


         This Addendum is being entered into between Lone Star International Energy, Inc. ("Employer") and C. E. Justice ("Employee"), to be effective for all purposes as of January 1, 1998.

RECITALS

         WHEREAS, the parties hereto entered into a Deferred Compensation Agreement effective as of January 1, 1997, whereby the Employee agreed to defer a portion of the compensation due pursuant to an Employment Contract with Employer; and,

         WHEREAS, the Deferred Compensation Agreement referenced herein covered the compensation period of 1997, and the Parties wish to amend the Agreement so as to provide for the deferred amounts for the 1998 compensation period of the Employment Contract.

         NOW THEREFORE, the Parties hereby agree as follows:

Commencing January 1, 1998 and continuing on a month to month basis until further amended by mutual agreement of the parties, Employee agrees to accept a total of $1,000.00 per month payable in equal payments on the 1st and 15th of each month, and to defer the balance of $32,333.33 per month as required under the subject Employment Contract.

As required by the referenced Deferred Compensation Agreement, the deferred compensation as stipulated in paragraph 1 shall be evidenced by a Note Payable with interest, to be executed by the Employer in favor of the Employee on a quarterly basis.

All other terms and provisions of the subject Deferred Compensation Agreement shall remain in full force and effect.

This Addendum shall be attached to and become a part of the Deferred Compensation Agreement upon execution by the Parties.

IN WITNESS WHEREOF, the parties have executed this Addendum to become effective as of January 1, 1998.

Lone Star International Energy, Inc.                       Employee:


------------------------------                             ---------------------
Don R. Pyles                                               C. E. Justice
General Counsel, Director



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                                 PROMISSORY NOTE


WEATHERFORD, TEXAS                                         DECEMBER 31, 1997


         For value received, the undersigned, LONE STAR INTERNATIONAL ENERGY, INC., 200 Palo Pinto, Suite 108, Weatherford, Texas 76086, hereinafter referred to as "Maker", promises to pay Cecil E. Justice, hereinafter referred to as "Holder", the sum of Three Hundred Thirty three Thousand, Five Hundred and Twenty Seven Dollars ($333,527.00), in lawful and legal tender of the United States of America, payable as stated hereinbelow:

1. Payment is due and payable on or before December 30, 1998, unless extended by Holder. Any such extension to be evidenced in writing and executed by Holder.

2. This Promissory Note shall bear interest at the rate of Eight and One Quarter Percent (8 1/4%) per annum.

3. There shall be no prepayment penalty should Maker elect to discharge this note prior to maturity.

4. Holder has the exclusive option to elect to take (a) cash payment in full (b) restricted common stock of Maker in lieu of cash, or (c) a combination of cash and restricted common stock as satisfaction of this note. In the event Holder elects to take all or partial payment in restricted common stock of Maker, said stock shall be valued for purposes of this note, at fifty percent (50%) of the closing bid price for such shares, as quoted on the publicly traded market for which said shares are listed.

         IN WITNESS WHEREOF, the undersigned has executed this note to be effective as of the date first above written.

                                       Lone Star International Energy, Inc.



                                       /s/ Michael D. Herrington
                                       Chief Financial Officer




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                                 PROMISSORY NOTE



MINERAL WELLS, TEXAS                                       MARCH 31, 1998



For value received, the undersigned, LONE STAR INTERNATIONAL ENERGY, INC., 528 Grant Road, Mineral Wells, Texas 76067, hereinafter referred to as "Maker", promises to pay C.E. Justice, hereinafter referred to as "Holder", the sum of Ninety Seven Thousand Dollars ($97,000.00), in lawful and legal tender of the United States of America, payable as stated hereinbelow:

1. Payment is due and payable on or before December 30, 1998, unless extended by holder. Any such extension to be evidenced in writing and executed by Holder.

2. This Promissory Note shall bear interest at the rate of Eight and One Quarter Percent (8 1/4%) per annum.

3. There shall be no prepayment penalty should Maker elect to discharge this note prior to maturity.

4. Holder has the exclusive option to elect to take (a) cash payment in full (b) restricted common stock of the Maker in lieu of cash, or (c) a combination of cash and restricted common stock as satisfaction of this note. In the event Holder elects to take all or partial payment in restricted common stock of Maker, said stock shall be valued for purposes of this note, at fifty percent (50%) of the closing bid price for such shares, as quoted on the publicly traded market for which said shares are listed.

         IN WITNESS WHEREOF, the undersigned has executed this note to be effective as of the date first above written.

                                       Lone Star International Energy, Inc.


                                       /s/ Michael D. Herrington
                                       Chief Financial Officer